                                                                    Exhibit 99.1


              TENNECO AUTOMOTIVE INC. AND CONSOLIDATED SUBSIDIARIES
                              STATEMENTS OF INCOME
                                    Unaudited
                           THREE MONTHS ENDED JUNE 30,
                  (Millions except share and per share amounts)

                                                                2004             2003
                                                               -------          -------
Net sales and operating revenues:                               $1,114 (a)      $   998
                                                                ======          =======
Costs and Expenses
   Cost of Sales (exclusive of depreciation shown below)           874 (b)          779 (e)
   Engineering, Research and Development                            19               13
   Selling, General and Administrative                             100 (c)           97
   Depreciation and Amortization of Other Intangibles               44               41
                                                                ------          -------
          Total Costs and Expenses                               1,037              930
                                                                ======          =======

Loss on sale of receivables                                         (1)              (1)
                                                                ------          -------
Total Other Income (Loss)                                           (1)              (1)
                                                                ------          -------

Income before Interest Expense,
 Income Taxes, and Minority Interest
   North America                                                    50 (a)(b)(c)     49
   Europe                                                           14 (b)           11 (e)
   Other                                                            12                7
                                                                ------          -------
                                                                    76               67
Less:
   Interest expense (net of
     interest capitalized)                                          34               38 (f)
   Income tax expense (benefit)                                     10 (d)            3 (g)
   Minority interest                                                 2                2
                                                                ------          -------
Net income                                                      $   30          $    24
                                                                ======          =======
Average common shares outstanding:
   Basic                                                          41.5             40.4
                                                                ======          =======
   Diluted                                                        44.2             41.3
                                                                ======          =======

Earnings per share of common stock:
   Basic                                                        $ 0.73          $  0.59
                                                                ======          =======
   Diluted                                                      $ 0.69          $  0.58
                                                                ======          =======



(a) Includes continuing changeover costs for a new aftermarket customer acquired in the first quarter of $2 million pre-tax, $1 million after-tax or $0.02 per share. The entire cost is recorded in Sales. Geographically all of the charge is recorded in North America.

(b) Includes restructuring and restructuring related charges of $5 million pre-tax, $3 million after tax or $0.07 per share. The entire charge is recorded in cost of sales. Geographically, $1 million is recorded in North America and $4 million in Europe.

(c) Includes consulting fees indexed to stock price of $1 million pre-tax, $1 million after-tax or $0.01 per share. The entire charge is recorded in SG&A. Geographically the entire charge is recorded in North America.

(d) Includes a $4 million or $0.09 per share tax benefit related to the resolution of outstanding tax issues.

(e) Includes restructuring and restructuring related charges of $1 million pre-tax, $1 million after-tax or $0.03 per share. The entire charge is recorded in cost of sales. Geographically all of the charge is recorded in Europe.

(f) Includes a pre-tax expense of $5 million, $3 million after-tax or $0.07 per share related to debt issuance costs that were deferred on the senior debt we paid down with the proceeds of the June 2003 $350 million bond offering.

(g) Includes an $8 million or $0.19 per share tax benefit related to the resolution of outstanding tax issues.

              TENNECO AUTOMOTIVE INC. AND CONSOLIDATED SUBSIDIARIES
                              STATEMENTS OF INCOME
                                    Unaudited
                            SIX MONTHS ENDED JUNE 30,
                  (Millions except share and per share amounts)

                                                                 2004              2003
                                                                ------            -------
Net sales and operating revenues:                               $2,148 (a)        $1,919
                                                                ======            ======

Costs and Expenses
   Cost of Sales (exclusive of depreciation shown below)         1,704 (b)         1,522 (e)
   Engineering, Research and Development                            36                32
   Selling, General and Administrative                             209 (a)(b)(c)     185
   Depreciation and Amortization of Other Intangibles               89                80
                                                                ------            ------
          Total Costs and Expenses                               2,038             1,819
                                                                ======            ======

Loss on sale of receivables                                         (1)               (1)
Other Income (Loss)                                                 --                (1)
                                                                ------            ------
Total Other Income (Loss)                                           (1)               (2)
                                                                ------            ------

Income before Interest Expense,
 Income Taxes, and Minority Interest
   North America                                                    80 (a)(b)(c)      77 (e)
   Europe                                                           11 (b)(c)         10 (e)
   Other                                                            18 (c)            11
                                                                ------            ------
                                                                   109                98
Less:
   Interest expense (net of
     interest capitalized)                                          69                69 (f)
   Income tax expense (benefit)                                      9 (d)             1 (g)
   Minority interest                                                 3                 3
                                                                ------            ------
Net income                                                        $ 28              $ 25
                                                                ======            ======

Average common shares outstanding:
   Basic                                                          41.1              40.2
                                                                ======            ======
   Diluted                                                        43.8              41.1
                                                                ======            ======

Earnings per share of common stock:
   Basic                                                        $ 0.69            $ 0.61
                                                                ======            ======
   Diluted                                                      $ 0.65            $ 0.60
                                                                ======            ======

(a) Includes changeover costs for a new aftermarket customer acquired in the first quarter of $8 million pre-tax, $5 million after-tax or $0.11 per share. Of the adjustment $6 million is recorded in Sales and $2 million is recorded in SG&A. Geographically all of the charge is recorded in North America.

(b) Includes restructuring and restructuring related charges of $10 million pre-tax, $6 million after tax or $0.14 per share. Of the adjustment $2 million is recorded in SG&A and the remaining $8 million is in cost of sales. Geographically, $3 million is recorded in North America and $7 million in Europe.

(c) Includes consulting fees indexed to stock price of $4 million pre-tax, $3 million after-tax or $0.06 per share. The entire charge is recorded in SG&A. Geographically $2 million of the charge is recorded in North America, $1 million in Europe and $1 million in Other.

(d) Includes a $5 million or $0.11 per share tax benefit related to the resolution of outstanding tax issues.

(e) Includes restructuring and restructuring related charges of $6 million pre-tax, $3 million after-tax or $0.09 per share. The entire charge is recorded in cost of sales. Geographically, $3 million is recorded in North America and $3 million in Europe.

(f) Includes a pre-tax expense of $5 million, $3 million after-tax or $0.07 per share related to debt issuance costs that were deferred on the senior debt we paid down with the proceeds of the June 2003 $350 million bond offering.

(g) Includes an $11 million or $0.26 per share tax benefit related to the resolution of outstanding tax issues.

              TENNECO AUTOMOTIVE INC. AND CONSOLIDATED SUBSIDIARIES
                                  BALANCE SHEET
                                   (Unaudited)
                                   (Millions)

                                                      June 30,     December 31,
                                                        2004          2003
                                                      --------     ------------
 Assets

        Cash and Cash Equivalents                      $  166        $  145

        Receivables, Net                                  550           442

        Inventories                                       352           343

        Other Current Assets                              202           175

        Investments and Other Assets                      594           579

        Plant, Property, and Equipment, Net             1,059         1,111
                                                       ------        ------

        Total Assets                                   $2,923        $2,795
                                                       ======        ======




Liabilities and Shareholders' Equity

        Short-Term Debt                                $   20        $   20

        Accounts Payable                                  669           621

        Accrued Taxes                                      30            19

        Accrued Interest                                   39            42

        Other Current Liabilities                         239           191

        Long-Term Debt                                  1,399         1,410

        Deferred Income Taxes                             124           119

        Deferred Credits and Other Liabilities            307           292

        Minority Interest                                  23            23

        Total Shareholders' Equity                         73            58
                                                       ------        ------

        Total Liabilities and Shareholders' Equity     $2,923        $2,795
                                                       ======        ======

              TENNECO AUTOMOTIVE INC. AND CONSOLIDATED SUBSIDIARIES
                             STATEMENT OF CASH FLOWS
                                  (UNAUDITED)
                                   (Millions)

                                                            SIX MONTHS ENDED
                                                                JUNE 30,
                                                          ----------------------
                                                            2004         2003
                                                          --------      --------
Operating activities:
  Net income                                              $   28        $   25
  Adjustments to reconcile income
   to net cash provided by operating activities -
    Depreciation and amortization                             89            80
    Deferred income taxes                                     (5)          (10)
    Changes in components of working capital -
      (Inc.)/dec. in receivables                            (113)          (87)
      (Inc.)/dec. in inventories                             (16)           24
      (Inc.)/dec. in prepayments and other current assets    (27)           (1)
      Inc./(dec.) in payables                                 60            30
      Inc./(dec.) in taxes accrued                            13           (19)
      Inc./(dec.) in interest accrued                         (2)           (5)
      Inc./(dec.) in other current liabilities                24           (19)
    Other                                                      8            10
                                                          ------        ------
Net cash provided by operating activities                     59            28

Investing activities:
  Net proceeds from sale of assets                            11             3
  Expenditures for plant, property & equipment               (54)          (54)
  Investments and other                                       (2)           (2)
                                                          ------        ------
Net cash used by investing activities                        (45)          (53)
                                                          ------        ------

Net cash provided (used) before financing activities          14           (25)

Financing activities:
  Issuance of common shares                                    4            --
  Proceeds from capital contributions                         --             1
  Issuance of long-term debt                                  --           350
  Debt issuance costs on long-term debt                       --           (12)
  Retirement of long-term debt                                (4)         (276)
  Net inc./(dec.) in short-term debt excluding current
   maturities on long-term debt                                1           (25)
  Other                                                        2            (1)
                                                          ------        ------
Net cash provided by financing activities                      3            37
                                                          ------        ------

Effect of foreign exchange rate changes on cash and
 temporary cash investments                                    4            (8)
                                                          ------        ------

Inc./(dec.) in cash and temporary cash investments            21             4
Cash and temporary cash investments, January 1               145            54
                                                          ------        ------
Cash and temporary cash investments, June 30              $  166        $   58
                                                          ======        ======

Cash paid during the period for interest                  $   74        $   67
Cash paid during the period for income taxes              $    7        $   30